UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2021

ASTRONICS CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-7087	16-0959303
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
130 Commerce Way East Aurora, New York	14052
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (716) 805-1599
Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	ATRO	NASDAQ Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 25, 2021, Astronics Corporation (the “Company”) held its 2021 Annual Meeting of Shareholders (“Annual Meeting”) for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the following:

1.The election of the Board of Directors;
2.The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the current fiscal year; and
3.The approval of the adoption of an amendment and restatement of the Astronics Corporation 2017 Long Term Incentive Plan.

In accordance with the Company’s Restated Certificate of Incorporation, on all agenda items the holders of Astronics common shares and Class B shares voted together as one class, with each common share entitled to one vote and each Class B share entitled to ten votes.

The final voting results on each of the matters submitted to a vote of shareholders at the Annual Meeting were as follows:

1) Election of the Board of Directors. The nominees to the Board of Directors were elected based on the following votes:

	For	Withheld	Broker Non-Votes
Raymond W. Boushie	60,112,292	3,646,471	10,367,554
Robert T. Brady	56,409,852	7,348,911	10,367,554
Tonit M. Calaway	60,068,679	3,690,084	10,367,554
Jeffry D. Frisby	57,571,777	6,186,986	10,367,554
Peter J. Gundermann	60,539,715	3,219,048	10,367,554
Warren C. Johnson	59,594,860	4,163,903	10,367,554
Robert S. Keane	59,301,430	4,457,333	10,367,554
Neil Y. Kim	60,753,947	3,004,816	10,367,554
Mark Moran	59,592,328	4,166,435	10,367,554

2) Ratification of Ernst & Young LLP as independent registered public accounting firm for fiscal year 2021. A total of 71,914,520 votes were cast for the proposal, 269,849 votes were cast against it and 1,941,948 votes abstained. There were no broker non-votes on the proposal. The affirmative votes constituted more than a majority of the votes represented at the meeting, the number needed to approve the proposal.

3) Approval of the adoption of an amendment and restatement of the Astronics Corporation 2017 Long Term Incentive Plan. A total of 51,627,160 votes were cast for the proposal, 11,808,233 votes were cast against it and 323,370 votes abstained. There were 10,367,554 broker non-votes on the proposal. The affirmative vote constituted more than a majority of the votes represented at the meeting, the number needed to approval the proposal.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astronics Corporation
Dated:	May 27, 2021	By:	/s/ David C. Burney
		Name:	David C. Burney
Executive Vice President and Chief Financial Officer